                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number: 811-881


                            Columbia Funds Trust III
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

     One Financial Center, Boston, Massachusetts                02111
     -------------------------------------------------------------------
       (Address of principal executive offices)               (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end: 03/31/05

Date of reporting period: 03/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]



                          COLUMBIA GLOBAL EQUITY FUND

                                 Annual Report
                                March 31, 2005

Table of Contents


                  Fund Profile...........................  1

                  Performance Information................  2

                  Understanding Your Expenses............  3

                  Economic Update........................  4

                  Portfolio Managers' Report.............  6

                  Financial Statements...................  9

                    Investment Portfolio................. 10

                    Statement of Assets and Liabilities.. 17

                    Statement of Operations.............. 18

                    Statement of Changes in Net Assets... 19

                    Notes to Financial Statements........ 20

                    Financial Highlights................. 26

                  Report of Independent
                  Registered Public Accounting Firm...... 29

                  Unaudited Information.................. 30

                  Trustees............................... 31

                  Officers............................... 33

                  Board Consideration and Approval of
                  Investment Advisory Agreement.......... 34

                  Important Information
                  About This Report...................... 37


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

                           --------------------------
                           Not FDIC May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                     PRESIDENT'S MESSAGE
                                                  --------------------------
                                Columbia Global Equity Fund

[PHOTO]



Dear Shareholder:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 8 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

Summary

.. For the 12-month period ended March 31, 2005, the fund's class A shares returned 7.99% without sales charge.

..  The fund underperformed its benchmarks, the MSCI World Index and the S&P
   Utilities Index, as well as its peer group average, the Morningstar(R) World Stock Category.

.. An underweight in Canadian and Australian stocks and disappointing performance from technology holdings were the primary reasons for the fund's shortfall in performance relative to the MSCI World Index.

                                  [FLOW CHART]

S&P Index                       9.99%
Russell 1000 Index             10.82%



                                   Objective
  The Fund seeks long-term growth by investing primarily in global equities.

                               Total net assets
                                 $95.7 million

Management style
                                    [GRAPHIC]



                      FUND PROFILE
                                   -----------------------
                                   Columbia Global Equity
                                                     Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Top 5 countries as of 03/31/05 (%)

                              United States  53.5
                              -------------------
                              United Kingdom  9.7
                              -------------------
                              Japan           9.7
                              -------------------
                              France          5.1
                              -------------------
                              Germany         2.7
                              -------------------

Top 5 sectors as of 03/31/05 (%)

                          Utilities              25.6
                          ---------------------------
                          Financials             22.0
                          ---------------------------
                          Consumer discretionary 11.1
                          ---------------------------
                          Health care            10.3
                          ---------------------------
                          Industrials            10.1
                          ---------------------------

Top 10 holdings as of 03/31/05 (%)

                             Johnson & Johnson 2.3
                             ---------------------
                             Exxon Mobil       2.1
                             ---------------------
                             ChevronTexaco     1.4
                             ---------------------
                             Pfizer            1.4
                             ---------------------
                             Total SA          1.4
                             ---------------------
                             ConocoPhillips    1.3
                             ---------------------
                             ENI S.p.A         1.3
                             ---------------------
                             Toyota Motor      1.3
                             ---------------------
                             Vodafone Group    1.3
                             ---------------------
                             MetLife           1.2
                             ---------------------

Country breakdown, sector breakdown and portfolio holdings are calculated as a percentage of net assets.
Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                                  Columbia Global Equity Fund

Performance of a $10,000 investment 04/01/95 - 03/31/05 ($)

                          sales charge: without  with
                          ----------------------------
                          Class A       18,066  17,027
                          ----------------------------
                          Class B       16,750  16,750
                          ----------------------------
                          Class C       16,733  16,733

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Value of a $10,000 investment 04/01/95 - 03/31/05

                                    [CHART]

               Class A shares    Class A shares
                Without Sales      With Sales       MSCI World   S&P Utilities
                  Charge             Charge            Index          Index
                    10,000             9,425           10,000        10,000
  4/30/1995         10,204             9,617           10,346        10,315
  5/31/1995         10,553             9,946           10,432        11,058
  6/30/1995         10,575             9,967           10,427        10,950
  7/31/1995         10,733            10,116           10,946        10,936
  8/31/1995         10,688            10,073           10,700        10,887
  9/30/1995         10,925            10,297           11,009        11,591
 10/31/1995         10,879            10,253           10,833        11,759
 11/30/1995         11,089            10,451           11,206        11,891
 12/31/1995         11,438            10,781           11,531        12,583
  1/31/1996         11,609            10,941           11,738        12,829
  2/29/1996         11,551            10,887           11,807        12,431
  3/31/1996         11,443            10,785           12,001        12,335
  4/30/1996         11,646            10,976           12,280        12,086
  5/31/1996         11,807            11,128           12,289        12,269
  6/30/1996         11,837            11,157           12,349        12,941
  7/31/1996         11,451            10,793           11,911        12,114
  8/31/1996         11,741            11,066           12,045        12,385
  9/30/1996         11,869            11,187           12,514        12,497
 10/31/1996         12,184            11,483           12,599        13,120
 11/30/1996         12,813            12,077           13,302        13,385
 12/31/1996         12,889            12,148           13,087        13,297
  1/31/1997         13,325            12,558           13,242        13,367
  2/28/1997         13,319            12,553           13,392        13,271
  3/31/1997         13,209            12,449           13,124        12,841
  4/30/1997         13,478            12,703           13,551        12,624
  5/31/1997         14,047            13,239           14,384        13,183
  6/30/1997         14,473            13,640           15,099        13,582
  7/31/1997         14,869            14,014           15,792        13,878
  8/31/1997         14,041            13,234           14,732        13,615
  9/30/1997         14,844            13,991           15,531        14,195
 10/31/1997         14,304            13,481           14,711        14,330
 11/30/1997         15,089            14,221           14,968        15,408
 12/31/1997         15,785            14,877           15,148        16,574
  1/31/1998         15,606            14,709           15,567        15,901
  2/28/1998         16,399            15,456           16,618        16,440
  3/31/1998         17,496            16,490           17,318        17,509
  4/30/1998         17,449            16,446           17,484        17,105
  5/31/1998         17,165            16,178           17,262        17,043
  6/30/1998         17,489            16,483           17,669        17,694
  7/31/1998         17,790            16,767           17,638        16,801
  8/31/1998         15,383            14,498           15,283        17,194
  9/30/1998         16,194            15,262           15,550        18,554
 10/31/1998         16,891            15,920           16,953        18,199
 11/30/1998         17,341            16,344           17,958        18,469
 12/31/1998         18,539            17,473           18,833        19,034
  1/31/1999         19,214            18,109           19,243        18,200
  2/28/1999         18,365            17,309           18,730        17,505
  3/31/1999         18,258            17,208           19,507        17,228
  4/30/1999         19,025            17,931           20,274        18,701
  5/31/1999         19,485            18,365           19,530        19,881
  6/30/1999         19,826            18,686           20,438        19,185
  7/31/1999         19,352            18,240           20,374        18,950
  8/31/1999         18,797            17,716           20,336        19,143
  9/30/1999         18,750            17,672           20,136        18,222
 10/31/1999         19,984            18,835           21,179        18,486
 11/30/1999         20,755            19,562           21,772        17,115
 12/31/1999         23,520            22,167           23,532        17,284
  1/31/2000         23,325            21,983           22,181        19,159
  2/29/2000         24,080            22,696           22,239        17,977
  3/31/2000         25,123            23,678           23,773        18,576
  4/30/2000         22,920            21,602           22,765        20,021
  5/31/2000         22,372            21,085           22,187        20,896
  6/30/2000         23,325            21,984           22,930        19,653
  7/31/2000         22,530            21,234           22,281        21,046
  8/31/2000         23,561            22,207           23,003        23,927
  9/30/2000         22,348            21,063           21,777        26,124
 10/31/2000         21,564            20,324           21,409        25,118
 11/30/2000         18,924            17,836           20,107        24,829
 12/31/2000         20,457            19,281           20,429        27,166
  1/31/2001         20,940            19,736           20,823        24,525
  2/28/2001         19,371            18,258           19,062        25,418
  3/31/2001         18,091            17,051           17,805        25,247
  4/30/2001         19,298            18,188           19,118        26,717
  5/31/2001         18,725            17,648           18,869        25,865
  6/30/2001         18,077            17,037           18,275        23,803
  7/31/2001         17,608            16,596           18,030        22,706
  8/31/2001         16,885            15,914           17,163        22,088
  9/30/2001         15,602            14,704           15,649        19,530
 10/31/2001         15,631            14,732           15,948        19,460
 11/30/2001         15,783            14,875           16,889        18,415
 12/31/2001         15,919            15,003           16,993        18,896
  1/31/2002         14,892            14,035           16,477        17,807
  2/28/2002         14,379            13,553           16,332        17,416
  3/31/2002         14,786            13,936           17,085        19,535
  4/30/2002         14,500            13,666           16,473        19,172
  5/31/2002         14,273            13,453           16,501        17,469
  6/30/2002         13,655            12,870           15,498        16,229
  7/31/2002         12,615            11,889           14,190        13,960
  8/31/2002         12,690            11,961           14,214        14,484
  9/30/2002         11,679            11,008           12,649        12,612
 10/31/2002         12,252            11,548           13,581        12,384
 11/30/2002         12,917            12,174           14,312        12,711
 12/31/2002         12,645            11,918           13,616        13,227
  1/31/2003         12,373            11,662           13,201        12,822
  2/28/2003         12,223            11,520           12,970        12,215
  3/31/2003         12,223            11,520           12,927        12,813
  4/30/2003         13,158            12,401           14,073        13,921
  5/31/2003         13,836            13,041           14,873        15,375
  6/30/2003         13,913            13,113           15,129        15,549
  7/31/2003         14,305            13,482           15,435        14,533
  8/31/2003         14,667            13,823           15,767        14,812
  9/30/2003         14,501            13,667           15,861        15,471
 10/31/2003         15,377            14,493           16,800        15,635
 11/30/2003         15,588            14,691           17,054        15,651
 12/31/2003         16,432            15,488           18,123        16,701
  1/31/2004         16,689            15,729           18,413        17,055
  2/29/2004         16,824            15,857           18,721        17,390
  3/31/2004         16,733            15,771           18,597        17,563
  4/30/2004         16,311            15,374           18,216        16,917
  5/31/2004         16,326            15,387           18,382        17,073
  6/30/2004         16,674            15,715           18,758        17,337
  7/31/2004         16,055            15,132           18,147        17,623
  8/31/2004         16,025            15,103           18,227        18,346
  9/30/2004         16,326            15,387           18,571        18,504
 10/31/2004         16,703            15,743           19,026        19,407
 11/30/2004         17,503            16,497           20,025        20,226
 12/31/2004         18,161            17,117           20,790        20,758
  1/31/2005         17,858            16,831           20,322        21,181
  2/28/2005         18,526            17,461           20,967        21,637
  3/31/2005         18,066            17,027           20,562        21,877




The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/05 (%)

             Share class        A             B             C
             ------------------------------------------------------
             Inception      10/15/91      03/27/95      03/27/95
             ------------------------------------------------------
             Sales charge without with  without with  without with
             ------------------------------------------------------
             1-year         7.99   1.78   7.19   2.19   7.20   6.20
             ------------------------------------------------------
             5-year        -6.38  -7.48  -7.10  -7.42  -7.12  -7.12
             ------------------------------------------------------
             10-year        6.09   5.47   5.29   5.29   5.28   5.28
             ------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
The fund initially commenced operations as the Liberty Financial Utilities Fund on October 15, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.

UNDERSTANDING YOUR EXPENSES
                                       ----------------------------------
                        Columbia Global Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800-345-6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,106.81   1,017.40    7.93       7.59            1.51
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,101.72   1,013.66   11.84      11.35            2.26
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,102.87   1,013.66   11.85      11.35            2.26
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the annualized expense ratio for the share class multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                      ECONOMIC UPDATE
                                                -----------------------------
                               Columbia Global Equity Fund

The global economy moved ahead at a healthy pace during the 12-month period that began April 1, 2004 and ended March 31, 2005. World gross domestic product
(GDP) grew at an estimated 4.1% in 2004. In the United States and Japan, GDP growth was estimated at between 3.5% and 4.0%. Eurozone nations continued to struggle with growth below 2.0%, hampered by a strong currency, inflexible labor laws and deficit rules that prevent the use of fiscal stimulus. Emerging market countries reported significantly higher economic growth than developed economies. China's economy expanded at 9.5%, even after relative success in cooling off its most overheated sectors.

In the United States, job growth dominated the economic news and drove consumer confidence ratings, which moved up and down depending on the number of new jobs reported. Overall, consumers remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace. Yet, business spending was not as robust as expected, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets.

Stocks outperformed bonds

The world's stock markets generated generally positive returns for this reporting period. The MSCI World Index, which measures the performance of both U.S. and foreign stock markets in developed countries, returned 10.56%. In the United States, the S&P 500 Index returned 6.69% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. However, stocks retreated early in 2005 as rising energy prices and higher interest rates turned investors cautious once again. Small and mid-cap stocks did significantly better than large-cap stocks, and value stocks led growth stocks by a significant margin.

Outside the United States, stock markets did even better, helped, in part, by a weak dollar. For the 12-month period, the MSCI EAFE Index, which measures stock market performance in the industrialized countries of Europe, Australasia and the Far East, returned 15.06%.

A positive outlook

Led by the United States and China, we believe the world's economies are poised for another year of expansion in 2005, albeit at a slightly slower pace. World GDP is expected to grow at approximately 3.4%. Eurozone growth is unlikely to pick up from last year's lackluster pace, and higher oil prices could jeopardize that outlook. Slower world growth and a strong currency could also hamper growth in Japan in 2005. Outside of Japan, Asia's economies are expected to experience growth of approximately 6.0%, with better performance possible from China and South Korea. Of course, any of these outcomes could be derailed if any

Summary
For the 12-month period ended March 31, 2005

.. The world's major stock markets delivered solid gains, helped by steady economic growth in industrialized markets and even stronger growth in developing markets.

                                    [GRAPHIC]

                        MSCI World Index         10.56%

.. Stock market performance was generally stronger in developed markets outside the United States than in.

                                    [GRAPHIC]

MSCI EAFE Index       S&P 500 Index
    15.06%                6.69%

The MSCI World Index is an unmanaged index that tracks the performance of global stocks.
The MSCI EAFE Index is an unmanaged market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

--------------------------------------------------------------------------------
                             Columbia Global Equity
                                               Fund

one of a number of major risks materialized: if the transfer of power in Iraq deteriorates, if higher energy prices result in increased instability in the Middle East or if there is a major terrorist strike somewhere in the world. In the United States, any major setback for the housing market could curtail growth, and a downturn in China's economy could have a negative impact on the many economies that have come to depend on that area's strong demand. Nevertheless, market-driven economies have historically shown resilience even in the face of short-term setbacks. That resilience should provide investors with some comfort for the period ahead.

             PORTFOLIO MANAGERS' REPORT
                                        ---------------------------
                                        Columbia Global Equity Fund

For the 12-month period ended March 31, 2005, Columbia Global Equity Fund class A shares returned 7.99% without sales charge. The fund fell short of its benchmarks, the MSCI World Index, which returned 10.56%, and the S&P Utilities Index, which returned 24.59%. The fund also trailed the average return of the Morningstar World Stock Category, which was 9.26% over the same period./1/

The fund's shortfall compared to the MSCI World Index was primarily the result of its lower exposure to Canadian and Australian stock markets. Metals, mining and timber companies account for a significant portion of both markets, and these sectors performed well, the beneficiaries of strong global demand for natural resources. Pfizer, whose shares fell sharply in the wake of concerns about the safety of COX-2 inhibitors, drugs used in treatment of pain, hurt the fund's performance relative to the index. Investments in information technology, particularly semiconductor stocks, also detracted from the fund's return, as concerns about a slowdown in US economic growth and the relatively low level of corporate capital spending took their toll on the sector. Concerns about rising interest rates drove down some financial stocks, and UFJ Holdings and Nomura Holdings in Japan also detracted from performance. Both stocks were sold. Stock selection in the United Kingdom (UK) also worked against the fund.

Energy and utility companies made the best showing

In keeping with the fund's mandate, at least 25% of the portfolio was invested in utilities, which include energy, telecommunications and semiconductor stocks. Energy stocks gave performance the biggest boost, with large integrated oil companies Exxon Mobil and ConocoPhillips leading the sector. In a relatively low interest-rate environment, dividend-paying utility companies were attractive and were the second best-performing position in the portfolio. Exelon, an electric and gas utility in the United States, and AWG, a provider of water and wastewater services in the UK, drove returns. AWG was sold after reaching its target valuation. Telecommunications stocks turned in mixed results. Japan's Nippon Telephone & Telegraph detracted from return; however, France Telecom and Vodafone Group in the UK aided results. Nippon Telephone & Telegraph was sold.

/1/2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Net asset value per share as of 03/31/05 ($)

                                 Class A 11.92
                                 -------------
                                 Class B 11.48
                                 -------------
                                 Class C 11.47

Distributions declared per share
04/01/04 - 03/31/05 ($)

                                  Class A 0.05
                                  ------------
                                  Class B 0.00
                                  ------------
                                  Class C 0.00

Holdings discussed in this report
as of 3/31/05 (%)

                              Pfizer           1.4
                              --------------------
                              Exxon Mobil      2.2
                              --------------------
                              ConocoPhillips   1.3
                              --------------------
                              Exelon           1.2
                              --------------------
                              France Telecom   0.6
                              --------------------
                              Vodafone Group   1.3
                              --------------------
                              Paccar           0.5
                              --------------------
                              Randstad Holding 0.6
                              --------------------
                              Atlas Copco      0.7
                              --------------------
                              Phelps Dodge     0.5
                              --------------------
                              Syngenta AG      0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

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                             Columbia Global Equity
                                               Fund


Industrials and materials stocks bolstered return

The fund's weight in industrials and materials was in line with the MSCI World Index. These sectors did well and helped return. Industrial and materials companies benefited from the global economic expansion. Infrastructure development in emerging markets and increased demand for business services, as well as construction equipment and commodities, helped strengthen returns. Industrials have enjoyed good performance since 2003 when economic growth began to pick up, but their returns were enhanced over the reporting period because of the better-than-expected earnings growth that resulted from corporate restructuring and cost cutting. Companies that added to performance included:
Paccar, a U.S. truck manufacturer; Randstad Holding, an employment agency in the Netherlands; and Atlas Copco, a Swedish manufacturer of heavy tools used in construction and mining.

In the materials sector, commodity companies were strong. For example, in the United States, Peabody Energy, a coal producer, and Phelps Dodge, a leading supplier of copper, generated high double-digit returns. Peabody Energy was sold after its strong run-up. Syngenta AG, a Switzerland-based world leader in agribusiness, was the best performing stock in the sector.

A new management team

When we took over the management of the fund in December 2004, we began to place more emphasis on stock selection than on country or sector allocation. In choosing stocks, we continue to use fundamental analysis, which among other things, focuses on factors such as industry dynamics, management quality, and growth potential. We also have added significant quantitative resources to our stock-picking process, a discipline that considers measurable factors, such as valuation, balance sheet and earnings quality, capital discipline and growth potential. This approach not only leverages our fundamental research process but also allows for broader research coverage. We believe that an approach combining fundamental and quantitative analysis has the potential to provide a more efficient and effective stock-selection process, which should result in more consistent investment returns over the long term.

Brian Condon has co-managed Columbia Global Equity Fund since December 2004 and has been with the advisor or its predecessors or affiliate organizations since April 1999.

/s/ Brian Condon

Sean P. Wilson has co-managed since the fund October 2003 and has been with the advisor or its predecessors or affiliate organizations since June 2003.

/s/

We believe that the fund's new management team and revised investment approach have the potential to provide a more efficient and effective stock-selection process, which should result in more consistent investment returns over the long term.

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                             Columbia Global Equity
                                               Fund


Colin Moore has co-managed the fund since September 2004 and has been with the fund or its predecessors or affiliate organizations since September 2002.

/s/

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund generally maintains a broader definition of utilities than many sector classifications. The fund's definition includes companies that manufacture, produce, generate, transmit, sell or distribute electricity, natural gas or other types of energy, water or other sanitary services. This definition also includes telecommunication companies, such as telephone, satellite, microwave, and other communications media. The fund may also invest in companies engaged in the manufacture and production of equipment utilized in the energy and telecommunications industries.

FINANCIAL STATEMENTS
                     -------------------------------------------
March 31, 2005                      Columbia Global Equity Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

                  INVESTMENT PORTFOLIO
                                       -----------------------
                  March 31, 2005       Columbia Global Equity
                                                         Fund

Common Stocks - 99.2%

CONSUMER DISCRETIONARY - 11.1%                                            Shares  Value ($)
--------------------------------------- --------------------------------- ------ ----------
                     Automobiles - 2.1% Renault SA                         8,200    732,524
                                        Toyota Motor Corp.                33,400  1,243,095
                                                               Automobiles Total  1,975,619
                                        --------------------------------- ------ ----------
   Hotels, Restaurants & Leisure - 1.8% McDonald's Corp.                  22,800    709,992
                                        Yum! Brands, Inc.                 19,000    984,390
                                             Hotels, Restaurants & Leisure Total  1,694,382
                                        --------------------------------- ------ ----------
              Household Durables - 0.4% Ryland Group, Inc.                 7,000    434,140
                                                        Household Durables Total    434,140
                                        --------------------------------- ------ ----------
    Leisure Equipment & Products - 0.8% Sankyo Co., Ltd.                  16,700    808,479
                                              Leisure Equipment & Products Total    808,479
                                        --------------------------------- ------ ----------
                           Media - 2.7% McGraw-Hill Companies, Inc.        5,600    488,600
                                        News Corp., Class B               41,739    735,024
                                        Schibsted ASA                     17,200    451,490
                                        Viacom, Inc., Class B             27,800    968,274
                                                                     Media Total  2,643,388
                                        --------------------------------- ------ ----------
                Multiline Retail - 0.6% Federated Department Stores, Inc.  8,500    540,940
                                                          Multiline Retail Total    540,940
                                        --------------------------------- ------ ----------
                Specialty Retail - 2.2% Abercrombie & Fitch Co., Class A   7,300    417,852
                                        Home Depot, Inc.                  17,800    680,672
                                        Industria de Diseno Textil, S.A.  17,291    517,198
                                        Staples, Inc.                     15,200    477,736
                                                          Specialty Retail Total  2,093,458
                                        --------------------------------- ------ ----------
Textiles, Apparel & Luxury Goods - 0.5% NIKE, Inc., Class B                5,500    458,205
                                          Textiles, Apparel & Luxury Goods Total    458,205
                                                                                 ----------
                                                    CONSUMER DISCRETIONARY TOTAL 10,648,611

CONSUMER STAPLES - 7.8%
--------------------------------------- --------------------------------- ------ ----------
                       Beverages - 2.4% Coca-Cola Co.                     19,300    804,231
                                        Diageo PLC                        51,507    725,411
                                        PepsiCo, Inc.                     14,100    747,723
                                                                 Beverages Total  2,277,365
                                        --------------------------------- ------ ----------
        Food & Staples Retailing - 0.5% Wal-Mart Stores, Inc.              9,600    481,056
                                                  Food & Staples Retailing Total    481,056
                                        --------------------------------- ------ ----------
                   Food Products - 1.4% Danisco A/S                        8,100    548,355
                                        Hershey Foods Corp.               12,400    749,704
                                                             Food Products Total  1,298,059
                                        --------------------------------- ------ ----------
              Household Products - 1.5% Clorox Co.                         8,300    522,817
                                        Colgate-Palmolive Co.              9,000    469,530
                                        Kimberly-Clark Corp.               7,500    492,975
                                                        Household Products Total  1,485,322
                                        --------------------------------- ------ ----------
               Personal Products - 0.8% Gillette Co.                      14,600    737,008
                                                         Personal Products Total    737,008
                                        --------------------------------- ------ ----------

See Accompanying Notes to Financial Statements.

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                     March 31, 2005 Columbia Global Equity
                                                      Fund

Common Stocks - (continued)

CONSUMER STAPLES - (continued)                                                       Shares  Value ($)
------------------------------------- ---------------------------------------------- ------ ----------
                       Tobacco - 1.2% Altria Group, Inc.                              5,900    385,801
                                      Japan Tobacco, Inc.                                71    788,116
                                                                              Tobacco Total  1,173,917
                                                                                            ----------
                                                                     CONSUMER STAPLES TOTAL  7,452,727

FINANCIALS - 22.0%
------------------------------------- ---------------------------------------------- ------ ----------
               Capital Markets - 1.5% E*TRADE Financial Corp. (a)                    33,500    402,000
                                      Goldman Sachs Group, Inc.                       3,100    340,969
                                      Merrill Lynch & Co., Inc.                      12,700    718,820
                                                                      Capital Markets Total  1,461,789
                                      ---------------------------------------------- ------ ----------
             Commercial Banks - 11.9% Alpha Bank A.E.                                23,768    800,610
                                      Barclays PLC                                   94,193    962,044
                                      Danske Bank A/S                                24,600    713,884
                                      Erste Bank Der oesterreichischen Sparkassen AG  6,340    331,682
                                      HBOS PLC                                       30,207    470,479
                                      Lloyds TSB Group PLC                           60,443    545,448
                                      Mitsubishi Tokyo Financial Group, Inc.             77    667,973
                                      Mitsui Trust Holdings, Inc.                    64,000    636,388
                                      Mizuho Financial Group, Inc.                       60    283,755
                                      Royal Bank of Scotland Group PLC               29,134    926,235
                                      Skandinaviska Enskilda Banken AB, Class A      26,600    504,094
                                      Societe Generale                               10,130  1,052,694
                                      U.S. Bancorp                                   20,100    579,282
                                      Wachovia Corp.                                 18,943    964,388
                                      Wells Fargo & Co.                               9,400    562,120
                                      Westpac Banking Corp.                          70,434  1,036,701
                                      Zions Bancorporation                            4,500    310,590
                                                                     Commercial Banks Total 11,348,367
                                      ---------------------------------------------- ------ ----------
              Consumer Finance - 1.2% Acom Co., Ltd.                                  6,750    456,485
                                      ORIX Corp.                                      5,700    726,823
                                                                     Consumer Finance Total  1,183,308
                                      ---------------------------------------------- ------ ----------
Diversified Financial Services - 3.3% Citigroup, Inc.                                21,900    984,186
                                      Fortis                                         37,215  1,060,559
                                      ING Groep NV                                   35,433  1,070,417
                                                       Diversified Financial Services Total  3,115,162
                                      ---------------------------------------------- ------ ----------
                     Insurance - 4.1% Allianz AG, Registered Shares                   2,161    274,440
                                      Hartford Financial Services Group, Inc.         9,600    658,176
                                      MetLife, Inc.                                  28,800  1,126,080
                                      SAFECO Corp.                                   10,500    511,455
                                      Sampo Oyj, Class A                             58,200    845,143
                                      XL Capital Ltd., Class A                        7,400    535,538
                                                                            Insurance Total  3,950,832
                                                                                            ----------
                                                                           FINANCIALS TOTAL 21,059,458

HEALTH CARE - 10.3%
------------------------------------- ---------------------------------------------- ------ ----------
                 Biotechnology - 0.3% Invitrogen Corp. (a)                            4,300    297,560
                                                                        Biotechnology Total    297,560

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund

Common Stocks - (continued)

HEALTH CARE - (continued)                                                    Shares Value ($)
--------------------------------------- ------------------------------------ ------ ---------
Health Care Equipment & Supplies - 0.9% Alcon, Inc.                           4,400   392,876
                                        Thermo Electron Corp. (a)            16,400   414,756
                                             Health Care Equipment & Supplies Total   807,632
                                        ------------------------------------ ------ ---------
Health Care Providers & Services - 0.8% CIGNA Corp.                           9,000   803,700
                                             Health Care Providers & Services Total   803,700
                                        ------------------------------------ ------ ---------
                 Pharmaceuticals - 8.3% Abbott Laboratories                  16,900   787,878
                                        GlaxoSmithKline PLC                  21,508   492,538
                                        Johnson & Johnson                    32,400 2,175,984
                                        Merck & Co., Inc.                    26,300   851,331
                                        Novartis AG, Registered Shares       16,150   753,329
                                        Pfizer, Inc.                         51,000 1,339,770
                                        Sanofi-Aventis                        6,700   565,082
                                        Schering AG                           3,699   245,360
                                        Takeda Pharmaceutical Co., Ltd.      15,200   724,518
                                                              Pharmaceuticals Total 7,935,790
                                                                                    ---------
                                                                  HEALTH CARE TOTAL 9,844,682

INDUSTRIALS - 10.1%
--------------------------------------- ------------------------------------ ------ ---------
             Aerospace & Defense - 0.6% United Technologies Corp.             5,100   518,466
                                                          Aerospace & Defense Total   518,466
                                        ------------------------------------ ------ ---------
         Air Freight & Logistics - 0.6% United Parcel Service, Inc., Class B  7,700   560,098
                                                      Air Freight & Logistics Total   560,098
                                        ------------------------------------ ------ ---------
               Building Products - 0.9% Masco Corp.                          15,600   540,852
                                        Wienerberger AG                       7,500   341,414
                                                            Building Products Total   882,266
                                        ------------------------------------ ------ ---------
  Commercial Services & Supplies - 0.6% Randstad Holdings NV                 12,946   576,401
                                               Commercial Services & Supplies Total   576,401
                                        ------------------------------------ ------ ---------
      Construction & Engineering - 0.6% Vinci SA                              3,987   574,831
                                                   Construction & Engineering Total   574,831
                                        ------------------------------------ ------ ---------
        Industrial Conglomerates - 2.3% General Electric Co.                 26,400   951,984
                                        Keppel Corp., Ltd.                   97,000   640,438
                                        Smiths Group PLC                     39,800   639,804
                                                     Industrial Conglomerates Total 2,232,226
                                        ------------------------------------ ------ ---------
                       Machinery - 2.8% Atlas Copco AB, Class B              15,800   691,581
                                        Eaton Corp.                          10,800   706,320
                                        Ingersoll-Rand Co., Ltd., Class A     6,400   509,760
                                        Paccar, Inc.                          6,800   492,252
                                        Volvo AB, Class B                     7,100   313,786
                                                                    Machinery Total 2,713,699
                                        ------------------------------------ ------ ---------
                     Road & Rail - 0.3% Canadian National Railway Co.         5,123   323,324
                                                                  Road & Rail Total   323,324
                                        ------------------------------------ ------ ---------
Trading Companies & Distributors - 0.9% Mitsubishi Corp.                     65,700   851,241
                                             Trading Companies & Distributors Total   851,241

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund

Common Stocks - (continued)

INDUSTRIALS - (continued)                                                  Shares  Value ($)
----------------------------------------- ------------------------------- -------- ---------
     Transportation Infrastructure - 0.5% BAA PLC                          43,367    477,727
                                             Transportation Infrastructure Total     477,727
                                                                                   ---------
                                                               INDUSTRIALS TOTAL   9,710,279

INFORMATION TECHNOLOGY - 7.7%
----------------------------------------- ------------------------------- -------- ---------
          Communications Equipment - 1.5% Avaya, Inc. (a)                  53,800    628,384
                                          Cisco Systems, Inc. (a)          44,500    796,105
                                                  Communications Equipment Total   1,424,489
                                          ------------------------------- -------- ---------
           Computers & Peripherals - 1.2% Dell, Inc. (a)                   17,800    683,876
                                          NCR Corp. (a)                    12,700    428,498
                                                   Computers & Peripherals Total   1,112,374
                                          ------------------------------- -------- ---------
Electronic Equipment & Instruments - 0.5% Agilent Technologies, Inc. (a)   19,500    432,900
                                          Electronic Equipment & Instruments Total   432,900
                                          ------------------------------- -------- ---------
                       IT Services - 1.0% Accenture Ltd., Class A (a)      21,000    507,150
                                          Indra Sistemas SA                26,212    470,354
                                                               IT Services Total     977,504
                                          ------------------------------- -------- ---------
                Office Electronics - 0.5% Canon, Inc.                       9,500    509,538
                                                        Office Electronics Total     509,538
                                          ------------------------------- -------- ---------
                          Software - 3.0% Adobe Systems, Inc.               7,900    530,643
                                          Autodesk, Inc.                   16,700    496,992
                                          Microsoft Corp.                  19,800    478,566
                                          Oracle Corp. (a)                 57,100    712,608
                                          Symantec Corp. (a)               31,400    669,762
                                                                  Software Total   2,888,571
                                                                                   ---------
                                                    INFORMATION TECHNOLOGY TOTAL   7,345,376

MATERIALS - 4.6%
----------------------------------------- ------------------------------- -------- ---------
                         Chemicals - 2.7% BASF AG                          10,219    724,612
                                          Linde AG                          8,688    597,014
                                          Mitsubishi Chemical Corp.       170,000    542,325
                                          Syngenta AG (a)                   6,835    713,640
                                                                 Chemicals Total   2,577,591
                                          ------------------------------- -------- ---------
                   Metals & Mining - 1.4% BHP Billiton Ltd.                62,533    864,303
                                          Phelps Dodge Corp.                4,400    447,612
                                                           Metals & Mining Total   1,311,915
                                          ------------------------------- -------- ---------
           Paper & Forest Products - 0.5% Georgia-Pacific Corp.            14,400    511,056
                                                   Paper & Forest Products Total     511,056
                                                                                   ---------
                                                                 MATERIALS TOTAL   4,400,562

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund

Common Stocks - (continued)

UTILITIES - 25.6%                                                                                Shares  Value ($)
--------------------------------------------- ------------------------------------------------- ------- ----------
Diversified Telecommunication Services - 4.0% Belgacom SA                                         6,112    252,792
                                              BT Group PLC                                      195,890    759,982
                                              France Telecom SA                                  20,200    604,996
                                              SBC Communications, Inc.                           46,500  1,101,585
                                              Telecom Italia S.p.A.                                   3          9
                                              Verizon Communications, Inc.                       30,000  1,065,000
                                                           Diversified Telecommunication Services Total  3,784,364
                                              ------------------------------------------------- ------- ----------
                    Electric Utilities - 3.9% E.ON AG                                             8,453    725,425
                                              Entergy Corp.                                       8,300    586,478
                                              Exelon Corp.                                       24,200  1,110,538
                                              Fortum Oyj                                         30,800    599,804
                                              Scottish Power PLC                                 90,295    697,214
                                                                               Electric Utilities Total  3,719,459
                                              ------------------------------------------------- ------- ----------
           Energy Equipment & Services - 1.3% BJ Services Co.                                    11,000    570,680
                                              Schlumberger Ltd.                                   9,600    676,608
                                                                      Energy Equipment & Services Total  1,247,288
                                              ------------------------------------------------- ------- ----------
                         Gas Utilities - 1.1% Enagas SA                                          36,460    555,921
                                              Tokyo Gas Co., Ltd.                               123,000    495,649
                                                                                    Gas Utilities Total  1,051,570
                                              ------------------------------------------------- ------- ----------
                       Metals & Mining - 0.5% Arch Coal, Inc.                                    10,400    447,304
                                                                                  Metals & Mining Total    447,304
                                              ------------------------------------------------- ------- ----------
   Multi-Utilities & Unregulated Power - 1.9% National Grid Transco PLC                          79,329    734,224
                                              Sempra Energy                                      27,600  1,099,584
                                                              Multi-Utilities & Unregulated Power Total  1,833,808
                                              ------------------------------------------------- ------- ----------
                             Oil & Gas - 8.5% BP PLC                                             63,268    655,149
                                              ChevronTexaco Corp.                                23,000  1,341,130
                                              ConocoPhillips                                     11,600  1,250,944
                                              ENI S.p.A.                                         48,000  1,246,554
                                              Exxon Mobil Corp.                                  34,500  2,056,200
                                              Norsk Hydro ASA                                     3,400    280,340
                                              Total SA                                            5,690  1,331,615
                                                                                        Oil & Gas Total  8,161,932
                                              ------------------------------------------------- ------- ----------
               Semiconductors & Semiconductor Intel Corp.                                        43,500  1,010,505
                             Equipment - 2.6% KLA-Tencor Corp.                                   12,700    584,327
                                              Taiwan Semiconductor Manufacturing Co., Ltd., ADR 109,138    925,490
                                                         Semiconductors & Semiconductor Equipment Total  2,520,322
                                              ------------------------------------------------- ------- ----------
   Wireless Telecommunication Services - 1.8% NTT DoCoMo, Inc.                                      302    507,066
                                              Vodafone Group PLC                                462,241  1,226,094
                                                              Wireless Telecommunication Services Total  1,733,160
                                                                                                        ----------
                                                                                        UTILITIES TOTAL 24,499,207

                                              Total Common Stocks
                                              (cost of $87,651,279)                                     94,960,902

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund

Short-Term Obligation - 0.8%                                                    Par ($)   Value ($)
---------------------------- -------------------------------------------------- ------- ----------
                             Repurchase agreement with State Street Bank &
                             Trust Co., dated 03/31/05, due 04/01/05 at 2.450%,
                             collateralized by a U.S. Treasury Bond maturing
                             08/15/22, market value of $752,310 (repurchase
                             proceeds $733,050)                                 733,000    733,000

                             Total Short-Term Obligation
                             (cost of $733,000)                                            733,000

                             Total Investments - 100.0%
                             (cost of $88,384,279) (b)                                  95,693,902

                             Other Assets & Liabilities, Net - 0.0%                         (9,487)

                             Net Assets - 100.0%                                        95,684,415

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Non-income producing security.
                                (b)Cost for federal income tax purposes is
                                   $88,384,279.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund


                 SUMMARY OF SECURITIES              % OF TOTAL
                 BY COUNTRY (UNAUDITED) VALUE ($)   INVESTMENTS
                 ----------------------------------------------
                     United States*      51,212,412     53.5%
                     United Kingdom       9,312,348      9.7
                     Japan                9,241,451      9.7
                     France               4,861,741      5.1
                     Germany              2,566,851      2.7
                     Netherlands          2,323,426      2.4
                     Australia            1,901,004      2.0
                     Switzerland          1,859,845      1.9
                     Spain                1,543,473      1.6
                     Sweden               1,509,461      1.6
                     Finland              1,444,947      1.5
                     Belgium              1,313,351      1.4
                     Denmark              1,262,239      1.3
                     Italy                1,246,564      1.3
                     Taiwan                 925,490      1.0
                     Greece                 800,610      0.8
                     Norway                 731,830      0.8
                     Austria                673,096      0.7
                     Singapore              640,439      0.7
                     Canada                 323,324      0.3
                                        -----------    -----
                                        $95,693,902    100.0%
                                        -----------    -----

                                  *Includes short-term obligation.

                                   Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      ACRONYM NAME
                      -       -
                        ADR   American Depositary Receipt

See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          March 31, 2005                      Columbia Global Equity
                                                                Fund

                                                                                    ($)
------------------------- ------------------------------------------------ -----------
                   Assets Investments, at cost                              88,384,279
                                                                           -----------
                          Investments, at value                             95,693,902
                          Cash                                                     964
                          Foreign currency (cost of $19,108)                    18,987
                          Receivable for:
                            Fund shares sold                                    31,660
                            Interest                                                50
                            Dividends                                          217,294
                            Foreign tax reclaims                                30,503
                          Deferred Trustees' compensation plan                  16,810
                                                                           -----------
                             Total Assets                                   96,010,170
                          ------------------------------------------------ -----------
              Liabilities Payable for:
                            Fund shares repurchased                            118,561
                            Investment advisory fee                             34,613
                            Administration fee                                  21,589
                            Transfer agent fee                                  51,998
                            Pricing and bookkeeping fees                         5,477
                            Trustees' fees                                         497
                            Custody fee                                          6,606
                            Reports to shareholders                             20,881
                            Distribution and service fees                       29,122
                          Deferred Trustees' fees                               16,810
                          Other liabilities                                     19,601
                                                                           -----------
                             Total Liabilities                                 325,755

                                                                Net Assets  95,684,415
                          ------------------------------------------------ -----------
Composition of Net Assets Paid-in capital                                   99,888,205
                          Overdistributed net investment income                (24,170)
                          Accumulated net realized loss                    (11,492,543)
                          Net unrealized appreciation on:
                            Investments                                      7,309,623
                            Foreign currency translations                        3,300
                                                                           -----------
                                                                Net Assets  95,684,415
                          ------------------------------------------------ -----------
                  Class A Net assets                                        78,479,279
                          Shares outstanding                                 6,583,596
                          Net asset value per share                           11.92(a)
                          Maximum offering price per share ($11.92/0.9425)    12.65(b)
                          ------------------------------------------------ -----------
                  Class B Net assets                                        16,129,360
                          Shares outstanding                                 1,404,969
                          Net asset value and offering price per share        11.48(a)
                          ------------------------------------------------ -----------
                  Class C Net assets                                         1,075,776
                          Shares outstanding                                    93,813
                          Net asset value and offering price per share        11.47(a)

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

                                See Accompanying Notes to Financial Statements.

           STATEMENT OF OPERATIONS
                                             -----------------------
           For the Year Ended March 31, 2005 Columbia Global Equity
                                                               Fund

                                                                                                                      ($)
--------------------------------------- ---------------------------------------------------------------------  ---------
                      Investment Income Dividends                                                              2,112,374
                                        Interest                                                                   7,391
                                                                                                               ---------
                                          Total Investment Income (net of foreign taxes withheld of $121,228)  2,119,765
                                        ---------------------------------------------------------------------  ---------
                               Expenses Investment advisory fee                                                  392,727
                                        Administration fee                                                       245,080
                                        Distribution fee:
                                          Class B                                                                132,752
                                          Class C                                                                  7,720
                                        Service fee:
                                          Class A                                                                199,423
                                          Class B                                                                 44,084
                                          Class C                                                                  2,573
                                        Transfer agent fee                                                       414,523
                                        Pricing and bookkeeping fees                                              47,456
                                        Trustees' fees                                                            11,410
                                        Custody fee                                                               58,234
                                        Non-recurring costs (See Note 8)                                           5,150
                                        Other expenses                                                           122,325
                                                                                                               ---------
                                          Total Expenses                                                       1,683,457
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)            (5,150)
                                        Custody earnings credit                                                       (7)
                                                                                                               ---------
                                          Net Expenses                                                         1,678,300
                                                                                                               ---------
                                        Net Investment Income                                                    441,465
                                        ---------------------------------------------------------------------  ---------
Net Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
   on Investments, Foreign Currency and   Investments                                                          7,570,044
              Foreign Capital Gains Tax   Foreign currency transactions                                          (56,899)
                                                                                                               ---------
                                           Net realized gain                                                   7,513,145
                                        Net change in unrealized appreciation (depreciation) on:
                                          Investments                                                           (733,043)
                                          Foreign currency translations                                          (12,027)
                                          Foreign capital gains tax                                                9,841
                                                                                                               ---------
                                           Net change in unrealized appreciation (depreciation)                 (735,229)
                                                                                                               ---------
                                        Net Gain                                                               6,777,916
                                                                                                               ---------
                                        Net Increase in Net Assets from Operations                             7,219,381

See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                              Columbia Global Equity
                                                                Fund

                                                                                       Year       Period         Year
                                                                                      Ended        Ended        Ended
                                                                                  March 31,    March 31,  October 31,
Increase (Decrease) in Net Assets:                                                 2005 ($)  2004 (a)($)     2003 ($)
--------------------------------------- -------------------------------------  -----------  -----------  -----------
                             Operations Net investment income (loss)               441,465     (217,416)     (21,508)
                                        Net realized gain (loss) on
                                         investments and foreign currency
                                         transactions                            7,513,145    9,148,124     (713,437)
                                        Net change in unrealized
                                         appreciation (depreciation) on
                                         investments, foreign currency
                                         translations and foreign capital
                                         gains tax                                (735,229)       4,095   22,780,177
                                                                               -----------  -----------  -----------
                                        Net Increase from Operations             7,219,381    8,934,803   22,045,232
                                        -------------------------------------  -----------  -----------  -----------
Distributions Declared to Shareholders: From net investment income--
                                          Class A                                 (375,953)          --           --
                                        -------------------------------------  -----------  -----------  -----------
                     Share Transactions Class A:
                                          Subscriptions                          2,646,980    1,241,879   12,175,735
                                          Distributions reinvested                 348,856           --           --
                                          Redemptions                          (14,561,304)  (6,393,224) (26,573,456)
                                                                               -----------  -----------  -----------
                                           Net Decrease                        (11,565,468)  (5,151,345) (14,397,721)
                                        Class B:
                                          Subscriptions                          1,340,250      776,834    1,954,807
                                          Redemptions                           (6,237,750)  (2,636,968)  (6,477,502)
                                                                               -----------  -----------  -----------
                                           Net Decrease                         (4,897,500)  (1,860,134)  (4,522,695)
                                        Class C:
                                          Subscriptions                            233,972      100,196    1,047,800
                                          Redemptions                             (348,814)     (73,996)  (1,282,852)
                                                                               -----------  -----------  -----------
                                           Net Increase (Decrease)                (114,842)      26,200     (235,052)
                                          Net Decrease from Share
                                           Transactions                        (16,577,810)  (6,985,279) (19,155,468)
                                          Redemption fees                              258           --           --
                                                                               -----------  -----------  -----------
                                            Total Increase (Decrease) in
                                             Net Assets                         (9,734,124)   1,949,524    2,889,764
                                        -------------------------------------  -----------  -----------  -----------
                             Net Assets Beginning of period                    105,418,539  103,469,015  100,579,251
                                        End of period                           95,684,415  105,418,539  103,469,015
                                        Overdistributed (accumulated) net
                                         investment income (loss) at end of
                                         period                                    (24,170)     (15,863)     (16,818)
                                        -------------------------------------  -----------  -----------  -----------
                      Changes in Shares Class A:
                                          Subscriptions                            234,574      113,988    1,422,741
                                          Issued for distributions reinvested       29,791           --           --
                                          Redemptions                           (1,290,670)    (588,668)  (3,097,312)
                                                                               -----------  -----------  -----------
                                           Net Decrease                         (1,026,305)    (474,680)  (1,674,571)
                                        Class B:
                                          Subscriptions                            123,444       74,368      227,223
                                          Redemptions                             (576,014)    (251,701)    (755,297)
                                                                               -----------  -----------  -----------
                                           Net Decrease                           (452,570)    (177,333)    (528,074)
                                        Class C:
                                          Subscriptions                             21,169        9,513      127,173
                                          Redemptions                              (32,929)      (7,101)    (155,403)
                                                                               -----------  -----------  -----------
                                           Net Increase (Decrease)                 (11,760)       2,412      (28,230)

                                (a)The Fund changed its fiscal year end from
                                   October 31 to March 31, effective March 31,
                                   2004.

                                See Accompanying Notes to Financial Statements.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             March 31, 2005                Columbia Global Equity
                                                             Fund

Note 1. Organization

Columbia Global Equity Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks long-term growth by investing primarily in global equities.

Fund Shares

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund


Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign capital gains tax and foreign currency transactions were identified and

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund

reclassified among the components of the Fund's net assets as follows:

                      Undistributed  Accumulated
                      Net Investment Net Realized Paid-in
                          Income         Loss     Capital
                      -----------------------------------
                        $(73,819)      $73,819      $--
                      -----------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended March 31, 2005 was as follows:

                                             March 31, 2005
                    ---------------------------------------
                    Distributions paid from:
                    ---------------------------------------
                     Ordinary Income               $375,953
                    ---------------------------------------
                     Long-Term Capital Gains             --
                    ---------------------------------------

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                     Ordinary      Long-Term   Net Unrealized
                      Income     Capital Gains Appreciation*
                   ------------------------------------------
                        $--           $--        $7,312,923
                   ------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to foreign currency translations.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                    Unrealized appreciation     $12,141,921
                    Unrealized depreciation      (4,832,298)
                                                -----------
                    Net unrealized appreciation $ 7,309,623

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                             Capital Loss
                      Year of Expiration     Carryforward
                      -----------------------------------
                      2007                    $ 9,607,940
                      2008                      1,298,350
                      2010                        586,253
                                         -   ------------
                                              $11,492,543
                      -----------------------------------

Capital loss carryforwards of $7,586,963 were utilized during the year ended March 31, 2005.

Under current tax rules, certain currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2005, post-October currency losses of $7,615 attributed to security transactions were deferred to April 1, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets Annual Fee Rate
                    ----------------------------------------
                        First $1 billion          0.40%
                    ----------------------------------------
                        Over $1 billion           0.35%
                    ----------------------------------------

For the year ended March 31, 2005, the Fund's effective investment advisory fee rate was 0.40%.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund

rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended March 31, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.048%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.42%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended March 31, 2005, the Distributor has retained net underwriting discounts of $2,653 on sales of the Fund's Class A shares and net CDSC fees of $31, $38,205 and $297 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended March 31, 2005, the Fund paid $1,600 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $66,971,916 and $83,011,335, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund


For the year ended March 31, 2005, the Fund did not borrow under this arrangement.

Note 7. Redemption Fees

Effective January 3, 2005, the Fund began imposing a 2.00% redemption fee to shareholders of Class A, Class B, and Class C shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended, March 31, 2005, the redemption fees for the Class A, Class B, and Class C shares of the Fund amounted to $211, $44, and $3, respectively.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined."

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

--------------------------------------------------------------------------------
                     March 31, 2005 Columbia Global Equity
                                                      Fund


On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as section of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the year ended March 31, 2005, Columbia has assumed $5,150 of legal, consulting services and Trustees' fees incurred by the Fund(s) in connection with these matters.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                       Columbia Global Equity
                                                         Fund

Selected data for a share outstanding throughout each period is as follows:

                                                       Year          Period
                                                      Ended           Ended
                                                  March 31,       March 31,                  Year Ended October 31,
Class A Shares                                         2005         2004(a)           2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  11.09      $  10.19        $   8.12       $  10.36     $  16.51

-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                    0.07(c)      (0.02)           0.01           0.02         0.03
Net realized and unrealized gain (loss) on
investments, foreign currency and foreign
capital gains tax                                   0.81          0.92            2.06          (2.26)       (4.04)
                                                ---------     ---------       --------       --------     --------
Total from Investment Operations                    0.88          0.90            2.07          (2.24)       (4.01)

-----------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.05)           --              --             --           --
From net realized gains                               --            --              --             --        (2.12)
In excess of net realized gains                       --            --              --             --        (0.02)
                                                ---------     ---------       --------       --------     --------
Total Distributions Declared to Shareholders       (0.05)           --              --             --        (2.14)

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  11.92      $  11.09        $  10.19       $   8.12     $  10.36
Total return (d)                                    7.99%         8.83%(e)       25.49%(f)     (21.62)%     (27.50)%

-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                        1.56%         1.64%(h)        1.66%          1.57%        1.39%
Net investment income (loss) (g)                    0.59%        (0.34)%(h)       0.13%          0.17%        0.26%
Waiver/reimbursement                                  --            --            0.03%            --           --
Portfolio turnover rate                               68%           57%(e)          95%            59%          84%
Net assets, end of period (000's)               $ 78,479      $ 84,393        $ 82,366       $ 79,227     $127,953

-----------------------------------------------------------------------------------------------------------------------



Class A Shares                                          2000
------------------------------------------------------------
Net Asset Value, Beginning of Period            $  16.85

------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                    0.04
Net realized and unrealized gain (loss) on
investments, foreign currency and foreign
capital gains tax                                   1.34
                                                --------
Total from Investment Operations                    1.38

------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.01)
From net realized gains                            (1.71)
In excess of net realized gains                       --
                                                --------
Total Distributions Declared to Shareholders       (1.72)

------------------------------------------------------------
Net Asset Value, End of Period                  $  16.51
Total return (d)                                    7.89%

------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                        1.23%(i)
Net investment income (loss) (g)                    0.20%(i)
Waiver/reimbursement                                  --
Portfolio turnover rate                               63%
Net assets, end of period (000's)               $169,701

------------------------------------------------------------

(a)The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2004.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment income per share reflects a special dividend which amounted to $0.03 per share.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Not annualized.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.
(i)During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

--------------------------------------------------------------------------------
                             Columbia Global Equity
                                               Fund

Selected data for a share outstanding throughout each period is as follows:


                                                         Year          Period
                                                        Ended           Ended
                                                    March 31,       March 31,                  Year Ended October 31,
Class B Shares                                           2005         2004(a)           2003        2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 10.71        $  9.87        $  7.93       $ 10.19     $ 16.39

-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                              (0.02)(c)      (0.05)         (0.05)        (0.05)      (0.06)
Net realized and unrealized gain (loss) on
investments, foreign currency and foreign capital
gains tax                                             0.79           0.89           1.99         (2.21)      (4.00)
                                                  ---------      ---------       -------       -------     -------
Total from Investment Operations                      0.77           0.84           1.94         (2.26)      (4.06)

-----------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                              --             --             --            --          --
From net realized gains                                 --             --             --            --       (2.12)
In excess of net realized gains                         --             --             --            --       (0.02)
                                                  ---------      ---------       -------       -------     -------
Total Distributions Declared to Shareholders            --             --             --            --       (2.14)

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 11.48        $ 10.71        $  9.87       $  7.93     $ 10.19
Total return (d)                                      7.19%          8.51%(e)      24.46%(f)    (22.18)%    (28.08)%

-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                          2.31%          2.39%(h)       2.41%         2.32%       2.14%
Net investment loss (g)                              (0.16)%        (1.09)%(h)     (0.62)%       (0.58)%     (0.49)%
Waiver/reimbursement                                    --             --           0.03%           --          --
Portfolio turnover rate                                 68%            57%(e)         95%           59%         84%
Net assets, end of period (000's)                  $16,129        $19,896        $20,086       $20,311     $38,083

-----------------------------------------------------------------------------------------------------------------------



Class B Shares                                            2000
--------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 16.84

--------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                             (0.09)
Net realized and unrealized gain (loss) on
investments, foreign currency and foreign capital
gains tax                                            1.33
                                                  -------
Total from Investment Operations                     1.24

--------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                          (0.01)
From net realized gains                             (1.68)
In excess of net realized gains                        --
                                                  -------
Total Distributions Declared to Shareholders        (1.69)

--------------------------------------------------------------
Net Asset Value, End of Period                    $ 16.39
Total return (d)                                     6.97%

--------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                         1.98%(i)
Net investment loss (g)                             (0.55)%(i)
Waiver/reimbursement                                   --
Portfolio turnover rate                                63%
Net assets, end of period (000's)                 $15,405

--------------------------------------------------------------


(a)The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2004.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment loss per share reflects a special dividend which amounted to $0.03 per share.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Not annualized.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.
(i)During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

--------------------------------------------------------------------------------
                             Columbia Global Equity
                                               Fund

Selected data for a share outstanding throughout each period is as follows:

                                                         Year          Period
                                                        Ended           Ended
                                                    March 31,       March 31,                  Year Ended October 31,
Class C Shares                                           2005         2004(a)           2003        2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 10.70        $  9.86        $  7.93       $ 10.20     $ 16.40

-----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                              (0.02)(c)      (0.05)         (0.05)        (0.05)      (0.06)
Net realized and unrealized gain (loss) on
investments, foreign currency and foreign capital
gains tax                                             0.79           0.89           1.98         (2.22)      (4.00)
                                                  ---------      ---------       -------       -------     -------
Total from Investment Operations                      0.77           0.84           1.93         (2.27)      (4.06)

-----------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                              --             --             --            --          --
From net realized gains                                 --             --             --            --       (2.12)
In excess of net realized gains                         --             --             --            --       (0.02)
                                                  ---------      ---------       -------       -------     -------
Total Distributions Declared to Shareholders            --             --             --            --       (2.14)

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 11.47        $ 10.70        $  9.86       $  7.93     $ 10.20
Total return (d)                                      7.20%          8.52%(e)      24.34%(f)    (22.25)%    (28.06)%

-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                          2.31%          2.39%(h)       2.41%        2.32 %      2.14 %
Net investment loss (g)                              (0.16)%        (1.09)%(h)     (0.62)%       (0.58)%     (0.49)%
Waiver/reimbursement                                    --             --           0.03%           --          --
Portfolio turnover rate                                 68%            57%(e)         95%           59%         84%
Net assets, end of period (000's)                  $ 1,076        $ 1,129        $ 1,017       $ 1,041     $ 1,696

-----------------------------------------------------------------------------------------------------------------------



Class C Shares                                            2000
--------------------------------------------------------------
Net Asset Value, Beginning of Period              $ 16.84

--------------------------------------------------------------
Income from Investment Operations:
Net investment loss (b)                             (0.09)
Net realized and unrealized gain (loss) on
investments, foreign currency and foreign capital
gains tax                                            1.34
                                                  -------
Total from Investment Operations                     1.25

--------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                          (0.01)
From net realized gains                             (1.68)
In excess of net realized gains                        --
                                                  -------
Total Distributions Declared to Shareholders        (1.69)

--------------------------------------------------------------
Net Asset Value, End of Period                    $ 16.40
Total return (d)                                     7.03%

--------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)                                         1.98%(i)
Net investment loss (g)                             (0.55)%(i)
Waiver/reimbursement                                   --
Portfolio turnover rate                                63%
Net assets, end of period (000's)                 $ 1,030

--------------------------------------------------------------


(a)The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2004.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net investment loss per share reflects a special dividend which amounted to $0.03 per share.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Not annualized.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.
(i)During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        ---------------------------
                                                        Columbia Global Equity Fund

To the Trustees of Columbia Funds Trust III and the Shareholders of Columbia Global Equity Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Fund (the "Fund") (a series of Columbia Funds Trust III) at March 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2005

                 UNAUDITED INFORMATION
                                       -----------------------
                                       Columbia Global Equity
                                                         Fund

Federal Income Tax Information

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $94,873 ($0.01 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $998,920 ($0.12 per share) for the fiscal year ended March 31, 2005.

100.00% of the ordinary income distributed by the Fund, for the year ended March 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

                        TRUSTEES
                                 -----------------------
                                 Columbia Global Equity
                                                   Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Age 49)                     Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                 December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                           Financial Officer of United Airlines from July, 1999 to September, 2001;
                                               Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               104, None
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 47)                  Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct
9534 W. Gull Lake Drive                        Professor of Law, Northwestern University, since September, 2004 (formerly
Richland, MI 49083-8530                        Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                           Corporation (consumer goods), from September, 2003 to March, 2004;
                                               Executive Vice President-Corporate Development and Administration, General
                                               Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September, 1999 to August, 2003; Senior Vice President, Secretary and
                                               General Counsel, Sara Lee Corporation (branded, packaged,
                                               consumer-products manufacturer) from January, 1995 to September, 1999).
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                           Oversees 106/3/, None
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                     Professor of Economics, University of Washington, since January, 1976;
Department of Economics                        Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                       Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                              Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003) Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 62)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                   September, 1977 to August, 1999). Oversees 106/3/, Saucony, Inc. (athletic
Trustee (since 1985)                           footwear)
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

--------------------------------------------------------------------------------
                           Columbia Global Equity Fund

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
PATRICK J. SIMPSON (Age 61)                    Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                         1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                Analyst. Oversees 104, None
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                    Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                           investing) since September, 2004 (formerly Managing Director, William
Suite 285                                      Blair Capital Partners (private equity investing) from September, 1994 to
Greenwich, CT 06830                            September, 2004). Oversees 104, Anixter International (network support
Trustee and Chairman of the Board/4/           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
(since 1996)                                   Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)                     Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                         IBM Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                            104, Chairman of the Board of Directors, Enesco Group, Inc. (designer,
Trustee (since 1998)                           importer and distributor of giftware and collectibles)
                                               ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                  Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                         Officer, The Regence Group (regional health insurer); Chairman and Chief
#1500                                          Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Portland, OR 97207                             Accountant, Arthur Young & Company). Oversees 104, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Age 65)                   Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                (formerly Partner, Development Capital LLC from November 1996 to February,
Suite 3204                                     1999). Oversees 106/3/, Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                             (financial service provider); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                           Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.
                                TheStatement of Additional Information Includes
                                   additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

                        OFFICERS
                                 -----------------------
                                 Columbia Global Equity
                                                   Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 47)                     Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                               Advisor since January, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April 2005; Director of Bank of America Global
                                                   Liquidity Funds, plc since May 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May 2005; Senior Vice President of
                                                   BACAP Distributors LLC since January, 2005; Director of FIM Funding, Inc.
                                                   since January, 2005; Senior Vice President of Columbia Funds Distributor,
                                                   Inc. since January, 2005; Director of Columbia Funds Services, Inc. since
                                                   January, 2005 (formerly President and Chief Executive Officer, CDC IXIS
                                                   Asset Management Services, Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                   President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                             Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                   December, 2002 to December, 2004 and President from February, 2004 to
                                                   December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                   Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005                                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
Senior Vice President and                          August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
Chief Compliance Officer (since 2004)              to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                   Society of the United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                                   Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
Chief Accounting Officer (since 2004)              May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                   2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                   and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                                   1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May,
                                                   1997 to August, 1999).
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 45)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                                                  ---------------------------
                                                                  Columbia Global Equity Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds ("the Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares./1/

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open- end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all

/1/On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor,
   Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

--------------------------------------------------------------------------------
                           Columbia Global Equity Fund

existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

Profitability

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

Economies of Scale

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the

--------------------------------------------------------------------------------
                           Columbia Global Equity Fund

Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

Information about Services to Other Clients

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

Other Benefits to CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

Other Factors and Broader Review

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

      IMPORTANT INFORMATION ABOUT THIS REPORT
                                              ---------------------------
                                              Columbia Global Equity Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC APPEARS HERE]   Help your fund reduce printing and postage costs! Elect
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                         Please note - if you own your fund shares through a
                         financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

                                                                   -------------
Columbia Global Equity Fund Annual Report, March 31, 2005           PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO.20
                                                                   -------------

Columbia Management.

(C)2005 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                733-02/042v-0405 (05/05) 05/5742

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing, as well as the series of the registrant whose reports to stockholders would have been included in this filing had they not been merged or liquidated during the period.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

                             2005               2004
                           --------           --------
                           $ 22,500           $ 28,000


Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

                              2005              2004
                           --------           -------
                           $ 13,400           $ 8,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

                             2005               2004
                           -------            -------
                           $ 8,600            $ 4,900

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in fiscal year 2005 also includes the review of a final tax return for a series merged during the period.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

                             2005              2004
                             ----              ----
                              $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     . A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     . The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     . The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     . If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     .    A general description of the services, and
     .    Actual billed and projected fees, and
     . The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2005 and March 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended March 31, 2005 and March 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended March 31, 2005 and March 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)              Columbia Funds Trust III
            ----------------------------------------------------------


By (Signature and Title)  /S/ Christopher L. Wilson
                        ----------------------------------------------
                          Christopher L. Wilson, President


Date                      May 27, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)  /S/ Christopher L. Wilson
                        ----------------------------------------------
                          Christopher L. Wilson, President


Date                      May 27, 2005
    ------------------------------------------------------------------


By (Signature and Title)  /S/ J. Kevin Connaughton
                        ----------------------------------------------
                          J. Kevin Connaughton, Treasurer


Date                      May 27, 2005
    ------------------------------------------------------------------